Exhibit 99.1

Transforming Complement Therapeutics June 2018

Forward Looking Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the safety, efficacy, regulatory and clinical progress and therapeutic potential of our product candidates, including RA101495 SC, our market opportunities, and management’s estimates about the potential size and characteristics for the patient populations that our product candidates are targeting. All such forward-looking statements are based on management's current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include the risks that Ra Pharma’s product candidates, including RA101495 SC, will not successfully be developed or commercialized; the risk that topline results as of February 7, 2018 from the Company’s global Phase 2 clinical program evaluating RA101495 SC for the treatment of PNH may not be indicative of final study results; as well as the other factors discussed in the “Risk Factors” section in Ra Pharma’s most recently filed Annual Report on Form 10-K, as well as other risks detailed in Ra Pharma’s subsequent filings with the Securities and Exchange Commission. There can be no assurance that the actual results or developments anticipated by Ra Pharma will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Ra Pharma. All information in this presentation is as of June 7, 2018, and Ra Pharma undertakes no duty to update this information unless required by law. 2

3 Transforming Complement Therapeutics Focused on rare hematologic, renal, and neurologic indications RA101495 SC: Convenient, self-administered, subcutaneous C5 inhibitor Phase 2 studies in paroxysmal nocturnal hemoglobinuria (PNH) completed Phase 2 study in generalized myasthenia gravis (gMG) ongoing Phase 1b PK study in renally impaired patients ongoing; Enrollment complete Portfolio of C5 inhibitors in pre-clinical development Extended release formulation of RA101495 SC First-in-class oral small molecule C5 inhibitor Powerful proprietary drug discovery engine Trillion member, highly diverse, synthetic macrocyclic peptide libraries Diversity and specificity of mAbs with the pharmacologic advantages of small molecules Collaboration with Merck for an oral peptide targeting a large CV market opportunity

# Opportunities in Complement Inhibition


Alternative Pathway
Activated by non-self cells
Classical Pathway
Activated by antibody-antigen complexes
Lectin Pathway
Activated by pathogen surfaces
C3
Factor D, Factor B
C1q – C1r – C1s
C5
C5a
Proinflammatory cytokine
eculizumab
Binds C5
RA101495 SC
Binds C5 & C5b
C5b
C6
C5b6
C7, C8, C9
Membrane attack complex (MAC)


Multiple Indications
PNH: rupture of RBC
gMG: destruction of neuromuscular junction
aHUS: hemolytic anemia, thrombocytopenia, and renal failure
LN: inflammation of kidney glomerulus

Ra Pharma

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# Pipeline Programs


DISCOVERY/ PRECLINICAL
PHASE 1
PHASE 2
PHASE 3
C5 Inhibition Franchise
RA101495 SC (PNH)
RA101495 SC (gMG)
RA101495 SC (renal; aHUS/LN)
RA101495 SC Extended Release (XR)
Oral Small Molecule Inhibitor
Factor D Inhibition
Orphan Renal Diseases (SC)
Other Complement Inhibitors
Ocular/Autoimmune/CNS diseases
Partnered Program
(Non-Complement target)
Oral Macrocyclic Peptide
(Cardiovascular target with a large market opportunity)
MERCK

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# RA101495 SC – Positioned for Success

| Today | Rising Expectations for Complement Inhibition | RA101495 SC |
|---|---|---|
| Large mAb (140 kDa) | → | Small Peptide (3 kDa) |
| Last Line | → | Earlier use |
| Long Infusion (~1 hr) | → | Brief Injection (5-8 sec.) |
| High Volume IV (90-120 mL) | → | Convenient SC (~0.5 mL) |
| Exclusive | → | Accessible |

Ra Pharma
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7 RA101495 SC – Building a Pipeline within a Product Expanded Market Opportunities Through Convenient Complement Control gMG Ph2 Ph1 Development Potential 1st line option to target complement-mediated damage earlier Potential 1st line option to treat all naïve and most switch patients Potential 1st line option to urgently treat acute or progressive TMA PNH Ph2 ANCA Vasculitis Lupus Nephritis NMO TMA HELLP Potential Future Indications aHUS

# Paroxysmal Nocturnal Hemoglobinuria (PNH) – Rare, Life-threatening, C5-Mediated Disease[1]

| | |
|---|---|
| **Frequency** | ~ 8,000 to 10,000 people in North America and Europe<br>~1,000 to 2,000 in Japan[2] |
| **Cause** | Spontaneous mutations in the *PIG-A* gene in red blood cells (RBCs) cause PNH[1] |
| **Natural History** | **Early diagnosis and intervention is critical**<br>• Variability of PNH delays diagnosis, often up to 10 years[3]<br>• 35% of PNH patients die within 5 years of diagnosis[1,3]<br>• Median survival after diagnosis is 10 years[1,3] |
| **Treatment** | **Expensive and exclusive**<br>• Anti-complement C5 monoclonal antibody [eculizumab (Soliris®); Alexion][3]<br>– Biweekly IV infusion[3] ; Approximate annual cost $600,000[4] |
| **Consequences** | **Serious and progressive**<br>• Life-threatening complications in PNH include thromboses, renal insufficiency, and other organ damage |

**Estimated 1.3 per million per year newly diagnosed patients[2]**

### Complement-mediated hemolysis underlies progressive morbidities and mortality in PNH[1]

- PIG-A mutation results in surface complement deposition and activation due to loss of complement regulators (CD59, CD55)
- C3b, a fragment of complement C3, is deposited on RBC surface
- Convertases containing C3b activate C5 leading to MAC formation


C3b
C5 activation and assembly of the membrane attack complex (MAC)
MAC
Destruction of RBC
RBC Lysis

Ra Pharma

1. Kanakura Y. Int J Hematol. 2013; 98:406–416. 2. Hill A. Blood. 2006; 108:985. 3. Soliris® [package insert]. Alexion Pharmaceuticals Inc; revised 1/2017. 4. Houlton S. Prescriber. 2018 Jan; 23-27.

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9 RA101495 SC PNH Phase 2 – Study Design Extension Study Cohort B (switch) n=16 D1 Cohort A (naïve) n=10 W6 W12 W2 Inadequate Responders (LDH > 1.5 x ULN) n=3 Review of safety & efficacy Evaluation period for primary efficacy endpoint (change in LDH from baseline to mean of W6-12) Loading dose: 0.3mg/kg SC on Day 1 Starting dose: 0.1mg/kg SC once daily for the first 2 weeks Up-titration: from the week 2 visit onwards, if LDH is  1.5xULN, the dose is increased to 0.3mg/kg SC once daily

10 RA101495 SC in Treatment Naïve PNH – Rapid, Robust, Sustained Reduction of LDH References: 1.Hillmen et al. N Engl J Med 2006. 2.U.S. FDA/CDER. (2007) BLA 125166 Pharmacometrics Review Eculizumab/Soliris **Weekly eculizumab loading period *Not a head-to-head comparison. **Relative overdosing of eculizumab during weekly loading period coincides with relative underdosing of RA101495 during dose-titration ** Comparable LDH Reduction to Eculizumab1,2 Dose Dependence of Complement Inhibition 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 0 500 1000 1500 2000 2500 Weeks 1.5X ULN L D H ( U / L ) RA101495 RA101495 N = 10 10 10 10 10 10 10 9 9 7 Eculizumab (N=41)

11 RA101495 SC in Treatment Naïve PNH – Treatment Satisfaction and Transfusion Improvements At final study visit (W12) 50% of treatment naïve, transfusion-dependent patients have been transfusion-free while on RA101495 SC Treatment Satisfaction Score Mean (SE), n=19 Improvements in Transfusion Dependence

12 RA101495 SC in Eculizumab Switch – Success in Defined Sub-Population Robust LDH Control in Transfusion-Independent Patients Reticulocyte Count at Time of Switching is an Important Predictor of Switch Success 0 500 1000 1500 Week L D H ( U / L ) 1 2 3 4 6 8 10 12 Baseline 16 20 24 1.5x ULN Transfusion Dependent Transfusion Independent Week Baseline * 1 2 3 4 6 8 10 12 16 20 24 Transfusion Dependent, n 11 11 11 11 10 9 7 6 4 2 1 1 Transfusion Independent, n 5 5 5 5 5 5 4 4 4 2 2 2

13 RA101495 SC Phase 2 PNH Program – Safety and Tolerability Cumulative RA101495 SC exposure: Over 700 patient-weeks No dosing interruptions, down-titrations, or discontinuations due to tolerability No meningococcal infections observed No thromboembolic events observed ~100% compliance with once daily subcutaneous self-administration at home observed (monitored remotely by smartphone) Majority of adverse events observed deemed unrelated to study drug Most common related adverse event observed has been headache 9 mild (grade 1) ISRs among 5 subjects out of >5,000 self-administered injections

14 PNH Opportunity – Potential 1st Line Option to Treat All Naïve and Most Switch Patients Not Yet Diagnosed: ~60% Newly Diagnosed Per Year: ~10% 40% With EVH (transfusion dependent) 60% Without EVH (transfusion independent and reticulocyte <2xULN) On Treatment: ~30% Prevalence: ~15.9 per million References: 1. Hill A. Blood. 2006; 108:985. 2. Schrezenmeier H. Haematologica. doi: 10.3324/haematol.2013.093161. 3. Risitano AM. Blood. 2009; 113:4049-100. RA101495 SC Opportunity

15 RA101495 SC – Building a Pipeline within a Product aHUS gMG Ph2 Ph1 Development Potential 1st line option to target complement-mediated damage earlier Potential 1st line option to treat all naïve and most switch patients Potential 1st line option to urgently treat acute or progressive TMA PNH Ph2 ANCA Vasculitis Lupus Nephritis NMO TMA HELLP Potential Future Indications Expanded Market Opportunities Through Convenient Complement Control

# Generalized Myasthenia Gravis (gMG) – Rare, Debilitating, C5-Mediated Disease[1]

| | |
|---|---|
| **Frequency** | ~ 60,000 people in the US alone[2] |
| **Cause** | Antibodies block signals from nerves to muscles and complement activation destroys the neuromuscular junction[3] |
| **Natural History** | **A rare disease, often overlooked[3]**<br>• Commonly misdiagnosed; diagnosis can be delayed >5 years[4]<br>• ~80% of patients progress to generalized muscle weakness[5]; ~20% experience crisis[6] |
| **Treatment** | **Sporadic, expensive, and often non-specific**<br>• Cholinesterase inhibitors, corticosteroids, immunosuppressants, thymectomy<br>• Intravenous immunoglobulin (IVIg) and plasma exchange; Annual costs are ~$100,000[7]<br>• Eculizumab (Soliris®; Alexion), approved for gMG in 2017[8]; Annual costs are ~$700,000[9] |
| **Consequences** | **Serious and progressive**<br>• Systemic weakness significantly impacting quality of life[1,2] |


Autoantibodies and complement-mediated destruction of the neuromuscular junction cause pathology in gMG[1,2]
Normal
Acetylcholine (Ach)
Acetylcholine receptor (AChR)
Muscle cell
Nerve cell
Signal proceeds
Muscle contracts
Myasthenia Gravis
Autoantibody that binds to AChr
Complement-mediated MAC assembly
Signal blocked
Destruction of membrane

References: **1.** Howard JF. Lancet Neurol. 2017;16(12):976-986. **2.** Myasthenia Gravis Foundation of America and Howard JF. Reviewed 2015. Available at http://www.myasthenia.org/HealthProfessionals/ **3.** Conti-Fine BM. J Clin Invest. 2006; 116(11):2843-2855. **4.** Spillane J, et al. BMJ. 2013; 346:36-39. **5.** Wang et al. BMC Neurology. 2017;17:77-83. **6.** Renton AE, et al. JAMA Neurol. 2015 Apr;72(4):396-404. **7.** Heatwole C, et al. J Clin Neuromuscul Dis. 2011; 13(2): 85–94. **8.** Soliris® [package insert]. Alexion Pharmaceuticals Inc; revised 1/2017. **9.** Prime Therapeutics. AMCP 2018, April 23-26, Boston.

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17 RA101495 SC in gMG – Opportunity to Target Complement-Mediated Damage Earlier Thymectomy Steroids Acetylcholinesterase Inhibitor MG Diagnosis Immunosuppressive Therapies IVIg/PLEX (Crises or Chronic) Refractory Soliris (eculizumab) IV RA101495 SC Opportunity IVIg = intravenous immunoglobulin PLEX = plasmapheresis

18 RA101495 SC in gMG – Phase 2 Design Design: Randomized, double-blind placebo-controlled multicenter study, 12-week treatment period followed by a long term extension (LTE) study Patient Population: Generalized MG (Myasthenia Gravis Foundation of America class II-IVa) AChR-antibody positive Quantitative Myasthenia Gravis (QMG) score of  12 No requirement to have failed multiple prior therapies Stable doses of corticosteroids and/or immunosuppressants

19 RA101495 SC in gMG – Phase 2 Design N=36 Screening and Washout 1:1:1 Randomization 0.3 mg/kg SC Longterm Extension (Active Drug) 0.1 mg/kg SC Placebo Anticipated initial data read-out 1H19 Study Period Long Term Extension 19 Patients Dosed as of June 5, 2018 Primary Efficacy Endpoint: Change in QMG score from baseline to week 12 Secondary Endpoints include: Myasthenia Gravis Activities of Daily Living (MG-ADL), Myasthenia Gravis Quality of Life (MG-QOL15r), Myasthenia Gravis Composite (MGC)

# gMG Opportunity –
# Potential 1st Line Option to Treat Complement-Mediated Damage Earlier

**Prevalence: ~200 per million**


Controlled:
~40%
Patients adequately managed on steroids or Pyridostigmine
Uncontrolled:
~40%
Patients lacking control despite treatments, including steroids and multiple ISTs.
Last Line:
~20%
Patients reverting to IVIg or plasmapheresis after trying earlier line treatments
RA101495 SC Opportunity

Ra Pharma References: 1. IQVIA market research sufficiency counts, May 4, 2018 2. IQVIA market research sufficiency counts, May 17, 2018. 3. Market research, May 2018.
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21 RA101495 SC – Building a Pipeline within a Product gMG Ph2 Ph1 Development Potential 1st line option to target complement-mediated damage earlier Potential 1st line option to treat all naïve and most switch patients Potential 1st line option to urgently treat acute or progressive TMA PNH Ph2 ANCA Vasculitis Lupus Nephritis NMO TMA HELLP Potential Future Indications Expanded Market Opportunities Through Convenient Complement Control aHUS

# Atypical Hemolytic Uremic Syndrome (aHUS) – Rare, Life-threatening, C5-Mediated Disease

| | |
|---|---|
| Frequency | ~ 2 cases per million worldwide[1] |
| **Cause** | **Uncontrolled fluid phase activation of complement that results in formation of blood clots in small blood vessels throughout the body[2,3]** |
| **Diagnosis** | **Ultra rare, frequently not recognized[2-4]**<br>• In 70% of patients, aHUS onset was associated with a triggering event, such as infection[4,5]<br>• ~60% are children (<18 years of age) |
| **Treatment** | **Expensive and often imperfect**<br>• Plasma infusion or exchange, dialysis, kidney transplant[6]<br>• Eculizumab (Soliris®; Alexion) is the first FDA-approved treatment for aHUS[7] |
| **Consequences** | **Severe and life-threatening**<br>• Kidney failure, stroke, heart attacks, seizures and high blood pressure[8] |

**Historically, despite management, within 3 years of diagnosis 79% of patients required dialysis, had permanent kidney damage, or died.[3]**

**Chronic, uncontrolled fluid phase complement activation leads to thrombotic microangiopathy (TMA) causing permanent tissue damage[5,6]**


Continual fluid phase complement activation
C5
Endothelial cell injury, tissue damage and organ failure
Activation of the immune system
Platelet activation and formation of TMA lesions
Activated leukocytes
TMA

References: 1. Loirat C. Orphanet *J Rare Dis*. 2011; 6: 60. 2. Hosler GA. *Arch Pathol Lab Med*. 2003;127:834-839. 3. Noris M. N Engl J Med. 2009;361:1676-1687. 4. Nester CM. *Hematology Am Soc Hematol Educ Program*. 2012;2012:617-25. 5. Noris M. *Clin J Am Soc Nephrol*. 2010;5:1844-1859. 6. Kaplan BS. *Intractable & Rare Diseases Research*. 2014; 3(2):34-45. 7. Soliris® [package insert]. Alexion Pharmaceuticals Inc; revised 1/2017.

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23 Phase 1b PK Study in Renal Indications Multi-center, Open-label Trial Data Expected Mid-2018 Enrollment Recently Completed 8 patients with severe renal impairment 8 healthy control subjects with normal renal function Each patient receives a single, SC dose of 0.3 mg/kg of RA101495 SC Trial will compare the PK profile in patients with renal impairment with subjects with normal renal function

24 Orally-Available, Small Molecule Inhibitors of C5 Serum + HCl Serum* Serum + HCl + Eculizumab Serum + HCl + Compound A Compound A concentration Type III Type I+II SM Inhibits Complement Mediated Hemolysis of Human PNH Type III Erythrocytes in a Dose-Dependent Manner Podium presentation at EHA 23 (Stockholm) Alonso Ricardo, Ph.D. Sunday, June 17, 8:15-8:30 CEST Room A8; Abstract Code: 3854 Molecules bind to novel, cryptic site on C5 and prevent cleavage into C5a and C5b Block C5 activation by classical/lectin pathway and alternative pathway convertases Exhibit desirable drug-like properties (solubility, polar surface area, CLogP, etc.) High potency and oral availability, favorable DMPK properties, and no adverse safety signals to date

25 Transforming Complement Therapeutics Focused on rare hematologic, renal, and neurologic indications RA101495 SC: Convenient, self-administered, subcutaneous C5 inhibitor Phase 2 studies in paroxysmal nocturnal hemoglobinuria (PNH) completed Phase 2 study in generalized myasthenia gravis (gMG) ongoing Phase 1b PK study in renally impaired patients ongoing; Enrollment complete Portfolio of C5 inhibitors in pre-clinical development Extended release formulation of RA101495 SC First-in-class oral small molecule C5 inhibitor Powerful proprietary drug discovery engine Trillion member, highly diverse, synthetic macrocyclic peptide libraries Diversity and specificity of mAbs with the pharmacologic advantages of small molecules Collaboration with Merck for an oral peptide targeting a large CV market opportunity